Securities Act File No. 333-45431

      As filed with the Securities and Exchange Commission on July 2, 2007
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                         Pre-Effective Amendment No. |_|
                        Post-Effective Amendment No. |_|

                           Hartford Series Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 P.O. Box 2999, Hartford, Connecticut 06104-2999
              (Address of Principal Executive Offices) (Zip Code)

                                 (860) 843-9934
                  (Registrant's Area Code and Telephone Number)

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                        Boston, Massachusetts 02116-5021

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 1, 2007 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

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                       HARTFORD HLS SERIES FUND II, INC.,

                                  ON BEHALF OF

                      HARTFORD INTERNATIONAL STOCK HLS FUND

AUGUST [_], 2007

HARTFORD INTERNATIONAL STOCK HLS FUND

Dear Hartford HLS Fund Participants:

You are cordially invited to attend a Special Meeting ("Meeting") of Hartford International Stock HLS Fund (the "Acquired Fund"), a series of Hartford HLS Series Fund II, Inc. (the "Company"). The Meeting will take place on September 25, 2007 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement/Prospectus, the purpose of the Meeting is (i) to vote on a proposed Plan of Reorganization ("Reorganization Plan") pursuant to which the Acquired Fund will be reorganized into Hartford International Opportunities HLS Fund (the "Acquiring Fund"), a series of Hartford Series Fund, Inc.; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting. The Company's Board of Directors has reviewed and approved this proposal and recommends that you vote FOR the proposal. The Proxy Statement/Prospectus provides more information on the Reorganization Plan. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, [____], reminding you to vote your shares.

Very truly yours,

David. M. Znamierowski
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              IMPORTANT INFORMATION

  WE ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT/PROSPECTUS. HOWEVER, WE
     THOUGHT IT WOULD BE HELPFUL TO PROVIDE BRIEF ANSWERS TO SOME QUESTIONS.


Q. 1. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. 1. Shareholders of Hartford International Stock HLS Fund (the "Acquired Fund"), a series of Hartford HLS Series Fund II, Inc. (together with Hartford Series Fund, Inc., the "Companies"), are being asked to consider one proposal: to approve a proposed reorganization plan (the "Reorganization Plan") whereby the Acquired Fund will be reorganized into Hartford International Opportunities HLS Fund (the "Acquiring Fund"), a series of Hartford Series Fund, Inc.

Q. 2. HOW WILL REORGANIZING THE ACQUIRED FUND INTO THE ACQUIRING FUND BENEFIT THE ACQUIRED FUND'S SHAREHOLDERS?

A. 2. Shareholders will benefit from reduced costs and greater opportunities to realize enhanced economies of scale in the larger combined Acquiring Fund. The Acquired Fund is available only in certain legacy Hartford variable products. As a result, the Acquired Fund is limited in its ability to increase in size. The Acquired Fund has incurred net outflows for the past three years, with assets steadily decreasing. This trend is expected to continue. In contrast, the Acquiring Fund is currently available in all Hartford variable products, and as a result has greater potential for growth.

Q. 3. WILL THE REORGANIZATION PLAN RESULT IN LOWER EXPENSES FOR SHAREHOLDERS OF THE ACQUIRED FUND?

A. 3. Yes. The Reorganization Plan, if approved, will have the effect of decreasing expenses for shareholders of the Acquired Fund, because the Acquired Fund's shareholders will be subject to the Acquiring Fund's lower fee schedule. Like the Acquired Fund, the Acquiring Fund pays an advisory fee to HL Investment Advisors, LLC ("HL Advisors"), and HL Advisors is responsible for paying the sub-advisory fee to the sub-adviser. Management fees paid by shareholders of the Acquiring Fund, however, are significantly lower than management fees paid by shareholders of the Acquired Fund. If the Reorganization Plan is approved, the Acquired Fund's shareholders will become shareholders of the Acquiring Fund, which pays a management fee of 0.67%, compared to the current management fee of the Acquired Fund of 0.85%. In addition, it is anticipated that the Acquired Fund's shareholders will have greater opportunities to realize cost savings due to the potential for enhanced economies of scale in a fund with a higher level of assets.

Q. 4. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A PROPOSED REORGANIZATION INTO THE ACQUIRING FUND?

A. 4. The Acquired Fund and Acquiring Fund are series of the Companies, which are investment companies registered under the Investment Company Act of 1940 (the "Act"). The Act requires that the approval of shareholders of the Acquired Fund be obtained in order to effect the Reorganization.

Q. 5. WHAT IS THE ACQUIRING FUND'S INVESTMENT GOAL?

A. 5. The Acquiring Fund's investment goal is to seek long-term growth of capital. This goal is consistent with the Acquired Fund's goal. The Acquiring Fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established.

Q. 6. WHO IS THE ADVISER AND SUB-ADVISER OF THE ACQUIRING FUND?

A. 6. The investment adviser of the Acquiring Fund, HL Advisors, LLC, is also the investment adviser of the Acquired Fund. The Acquiring Fund's sub-adviser is Wellington Management Company, LLP. The Acquired Fund's sub-adviser is Lazard Asset Management LLC.

Q. 7. HAS THE BOARD OF DIRECTORS APPROVED THE REORGANIZATION PLAN?

A. 7. Yes. The Board of Directors (the "Board") has reviewed and approved the Reorganization Plan. The Board recommends that you vote FOR the Reorganization Plan.

Q. 8. HOW CAN I VOTE?

A. 8. You can vote:

   o By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

   o By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

   o By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

      Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 9. WHEN SHOULD I VOTE?

A. 9. Please vote as soon as possible. Representatives of The Hartford Financial Services, Inc. ("The Hartford") or [____], a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 10.  WHERE   CAN  I  OBTAIN   ADDITIONAL   INFORMATION   ABOUT   THIS   PROXY
STATEMENT/PROSPECTUS?

A. 10. For information about voting, please call toll free [1-877-256-6079]. To view the Hartford HLS Funds 2006 Annual Report or a copy of this Proxy Statement/Prospectus, or to obtain additional information about the Proxy Statement/Prospectus:

   o For variable life and annuity owners, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your Proxy Information" under "Points of Interest" on or after [____], 2007.

   o [Or call: [1-800-800-2000] (if you are a Union-Securities variable life insurance policy owner).]

   THE ATTACHED PROXY STATEMENT/PROSPECTUS CONTAINS MORE DETAILED INFORMATION
            ABOUT THE REORGANIZATION PLAN. PLEASE READ IT CAREFULLY.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Meeting") of Hartford International Stock HLS Fund, a series of Hartford HLS Series Fund II, Inc., will take place on September 25, 2007 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford International Stock HLS Fund (the "Acquired Fund") by Hartford International Opportunities HLS Fund (the "Acquiring Fund"), a series of Hartford Series Fund, Inc., solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business as may properly come before the Meeting.

The Board of Directors of Hartford HLS Series Fund II, Inc. recommends that you vote FOR the proposal listed in this notice. Shareholders of record on July 23, 2007 (the "Record Date") are entitled to notice of and to vote at the Meeting.

The Acquired Fund issues and sells its shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The Separate Accounts hold shares of the Acquired Fund, which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Acquired Fund and are entitled to vote their shares. Pursuant to applicable laws, the insurance companies vote outstanding shares of the Acquired Fund in accordance with instructions received from the owners of the annuity and life insurance contracts. In addition to the shareholders of the Acquired Fund, this Notice is being delivered to annuity and life insurance contract owners who do not invest directly in or hold shares of the Acquired Fund, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Acquired Fund as of the Record Date, so that they may instruct the insurance companies how to vote the shares of the Acquired Fund that underlies their contracts. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

                                    By Order of the Board of Directors,


                                    /s/ Edward P. Macdonald
                                            Secretary

August [__], 2007

                                TABLE OF CONTENTS


INTRODUCTION......................................................................................................................1

PROPOSAL..........................................................................................................................3

SUMMARY...........................................................................................................................4

         The Proposed Reorganization..............................................................................................4

         Reasons For The Reorganization...........................................................................................4

         Benefits of The Reorganization for the Acquired Fund's Shareholders......................................................4

         Comparison of Investment Objectives, Principal Investment Strategies, Risks, and Management of the
                  Acquired and Acquiring Funds....................................................................................5

COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS...................................................................8

         Operating Expenses.......................................................................................................8

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND.................................................................................10

         The Investment Adviser and Sub-Adviser..................................................................................10

         Principal Investment Strategies.........................................................................................10

         Performance of the Acquired and Acquiring Funds.........................................................................11

INFORMATION ABOUT THE REORGANIZATION.............................................................................................14

         The Reorganization Plan.................................................................................................14

         Tax Considerations......................................................................................................14

         Expenses of the Reorganization..........................................................................................14

         Board Considerations....................................................................................................15

ADDITIONAL INFORMATION ABOUT THE FUNDS...........................................................................................15

         Form of Organization....................................................................................................15

         Dividends and Other Distributions.......................................................................................15

         Disclosure of Fund Holdings.............................................................................................15

         Capitalization of the Funds.............................................................................................16

GENERAL INFORMATION..............................................................................................................16

         Investment Adviser, Administrator, Transfer Agent, and Principal Underwriter............................................16

         Other Business..........................................................................................................17

         Shareholder Reports.....................................................................................................17

         Proxy Solicitation......................................................................................................17

         Vote Required...........................................................................................................17

         Shareholder Proposals...................................................................................................17

         Beneficial Owners.......................................................................................................18

         Information About the Funds.............................................................................................18


MORE INFORMATION REGARDING THE FUNDS.............................................................................................19

         Investment Advisory Arrangements........................................................................................19

         Litigation and Regulatory Proceedings...................................................................................19

         Soft Dollar Practices...................................................................................................19

         Purchase and Redemption of Shares.......................................................................................20

         Distribution Plan ......................................................................................................21

         Determination of Net Asset Value .......................................................................................22

         Federal Income Taxes....................................................................................................22

         Dividends and Distributions ............................................................................................23

         Frequent Purchases and Redemptions of Shares ...........................................................................23

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND......................................................................................24

INDEX OF APPENDICES...............................................................................................................1

APPENDIX A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION.......................................................................A-1

APPENDIX B:  EXPLANATION OF STRATEGIES AND RISKS................................................................................B-1

APPENDIX C:  BENEFICIAL OWNERS..................................................................................................C-1

APPENDIX D:  MANAGER DISCUSSION OF PERFORMANCE FROM MOST RECENT ANNUAL REPORT...................................................D-1

PART B: STATEMENT OF ADDITIONAL INFORMATION................................................................................Part B-1

PART C: OTHER INFORMATION..................................................................................................Part C-1


                           PROXY STATEMENT/PROSPECTUS


                        HARTFORD HLS SERIES FUND II, INC.
                                  P.O. Box 2999
                        Hartford, Connecticut 06104-2999

                      HARTFORD INTERNATIONAL STOCK HLS FUND
                              (THE "ACQUIRED FUND")

                                  INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies made by, and on behalf of the Board of Directors (the "Board") of Hartford HLS Series Fund II, Inc. (the "Company"), in connection with the Special Meeting of Shareholders of Hartford International Stock HLS Fund (the "Acquired Fund"), to be held September 25, 2007, at 2:00 p.m. Eastern Time, at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

The purpose of the Meeting is set forth in the accompanying Notice. The approximate mailing date of this Proxy Statement/Prospectus is August [_], 2007. The costs of solicitation, including the cost of preparing and mailing the
Notice   of   the   Special   Meeting   of    Shareholders    and   this   Proxy
Statement/Prospectus, will be paid by HL Advisors, the Acquired Fund's investment manager. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or [____], a firm authorized by The Hartford to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, certain Contract Owners, as defined below, and shareholders of the Acquired Fund may receive a telephone call from a representative of [____] if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.

HL Advisors, the Acquired Fund's investment manager, and Hartford Life Insurance Company ("Hartford Life"), the administrator for the Acquired Fund, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Acquired Fund's principal underwriter.

The Acquired Fund issues and sells its shares to separate accounts of various insurance companies (the "Separate Accounts") and certain qualified retirement plans (the "Retirement Plans"). The insurance companies and the Retirement Plans are the shareholders of the Acquired Fund. The Separate Accounts hold shares of the Fund, which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies. Each Separate Account has subaccounts, some of which invest in the Acquired Fund and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies ("Contract Owners") allocate the value of their contracts among these subaccounts. Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Acquired Fund. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners. Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card and return it in the enclosed envelope.

Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective insurance company. Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of the Company. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted "FOR" the proposal to approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by Hartford International Opportunities HLS Fund (the "Acquiring Fund"), a series of Hartford Series Fund, Inc., solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the "Proposal"). In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement/Prospectus will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Contract Owners and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Contract Owners and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a Contract Owner or shareholder will need the "control number" that appears on the proxy card. After inputting this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposal. Contract Owners and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by [____], the [____] representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail. If the Contract Owner or shareholder is a corporation or other entity, the [____] representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to [____], then the [____] representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the Contract Owner's or shareholder's instructions on the Proposal. Although the [____] representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The [____] representative will record the Contract Owner's or shareholder's instructions on the card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Contract Owner or shareholder to call the [____] representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a Contract Owner's or shareholder's vote may be solicited and taken by telephone, each Contract Owner and shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.

Only those shareholders owning shares as of the close of business on July 23, 2007 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. There were [_______] issued and outstanding shares of the Acquired Fund as of the Record Date (consisting of [____] Class IA shares and [____] Class IB shares). Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal described in this Proxy Statement/Prospectus.

The presence, either in person or by proxy, of shareholders owning a majority of shares of the Acquired Fund entitled to vote at the Meeting shall constitute a quorum. Because Hartford Life and its affiliates are the majority shareholders of the Acquired Fund, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Because Hartford Life and its affiliates will vote their shares of the Acquired Fund in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners can determine the outcome of a matter submitted to shareholders. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposal in this Proxy Statement/Prospectus prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

                                    PROPOSAL

                        APPROVAL OF A REORGANIZATION PLAN

                                GENERAL OVERVIEW


At a meeting held on May 8-9, 2007, the Board of Directors of Hartford HLS Series Fund II, Inc. (together with Hartford Series Fund, Inc., the "Companies") approved a Plan of Reorganization (the "Reorganization Plan") relating to the proposed reorganization of Hartford International Stock HLS Fund (the "Acquired Fund"), a series of Hartford HLS Series Fund II, Inc., into Hartford International Opportunities HLS Fund (the "Acquiring Fund") (collectively, the "Funds"), a series of Hartford Series Fund, Inc. A reference to the "Board of Directors" or "Board" shall refer to the Board of Directors of the corporation in question (or, as the case may be, to the Board of Directors of the corporation of which the fund in question is a series). This Proxy Statement/Prospectus provides you with information about this proposed reorganization.

If shareholders of the Acquired Fund approve the proposed reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of shares of the Acquiring Fund it receives in the Reorganization. You will receive Class IA shares of the Acquiring Fund having an aggregate value equal to the aggregate value of Class IA shares of the Acquired Fund held by you immediately prior to the Reorganization.(1) Following the Reorganization, the Acquired Fund will liquidate.

Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated August 1, 2007 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions, and risks of each of the Funds, see the Companies' Prospectus and Statement of Additional Information dated May 1, 2007, as supplemented. The Companies' Prospectus dated May 1, 2007, as supplemented and the Companies' Statement of Additional Information, dated May 1, 2007, as supplemented are each incorporated herein by reference and each are available, without charge, by calling 1-800-862-6668 or by writing to Hartford HLS Series Fund II, Inc. at P.O. Box 2999, Hartford, Connecticut 06104-2999. The Companies' annual reports dated December 31, 2006 are also incorporated herein by reference.

You may also obtain proxy materials, reports, and other information filed by the Companies from the SEC's Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  AUGUST [_], 2007

(1) The Acquired Fund registered Class IB shares pursuant to a prospectus dated May 1, 2007. However, no shares of Class IB have been issued as of this date. Additionally, pursuant to a supplement dated June 29, 2007, the Acquired Fund announced that it will no longer issue Class IB shares. Accordingly, certain references to Class IB shares have been omitted from this Proxy Statement/Prospectus since there are no Class IB shareholders.

                                     SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Companies' Prospectus and Statement of
Additional Information dated May 1, 2007, as supplemented, and the Reorganization Plan, a form of which is attached hereto as APPENDIX A.

THE PROPOSED REORGANIZATION

At a meeting held on May 8-9, 2007, the Board approved the  Reorganization  Plan
with  respect  to  each  Fund,  as  applicable.   Subject  to  the  approval  of
shareholders of the Acquired Fund, the Reorganization Plan provides for:

   o the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for the same class of shares of the Acquiring Fund;

   o the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

   o the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

   o  the complete liquidation of the Acquired Fund as a series of the Company.

The Reorganization is expected to be effective immediately after the close of business on or about October 12, 2007, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed for several reasons. The Reorganization will provide benefits to shareholders of the Acquired Fund, as discussed below under "Benefits of the Reorganization for the Acquired Fund's Shareholders." In addition, the Reorganization advances the rationalization of the Fund product line by addressing performance concerns and redundancies among Fund offerings. The Acquiring Fund has outperformed the Acquired Fund on a year-to-date, one year, three year and five year basis as of March 31, 2007. The performance of the Acquired and Acquiring Funds as of December 31, 2006 is presented below under "Performance of the Acquired and Acquiring Funds." The Acquiring Fund and the Acquired Fund are very similar, and both Funds fall within Lipper's International Large-Cap Core category and Morningstar's Foreign Large Blend peer group. Finally, the Acquired Fund has experienced outflows of assets for the past three years, and HL Advisors expects this trend to continue in the future.

HL Advisors, the Funds' investment adviser, will bear all costs associated with the Reorganization, except for brokerage fees and expenses.

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION PLAN.

BENEFITS OF THE REORGANIZATION FOR THE ACQUIRED FUND'S SHAREHOLDERS

In considering whether to approve the Reorganization Plan, you should note that:

   o The Acquired Fund has an investment objective, investment policies, investment restrictions and a share class structure that is similar in many respects to the investment objective, investment policies, investment restrictions and share class structure of the Acquiring Fund.

   o The Reorganization, if approved, will have the effect of decreasing expenses for shareholders of the Acquired Fund because the Acquired Fund's shareholders will be subject to the Acquiring Fund's lower fee schedule. Like the Acquired Fund, the Acquiring Fund pays an advisory fee to HL Advisors. HL Advisors is responsible for paying the sub-advisory fee to

      Wellington Management. Management fees paid by shareholders of the Acquiring Fund, however, are significantly lower than management fees paid by shareholders of the Acquired Fund. If the Reorganization Plan is approved, the Acquired Fund's shareholders will become shareholders of the Acquiring Fund which pays a management fee of 0.67%, compared to the current management fee of the Acquired Fund of 0.85%.

   o The Acquiring Fund is larger than the Acquired Fund and has greater prospects for future growth, which provides shareholders of the Acquired Fund greater opportunities to realize enhanced economies of scale.

   o The Funds have the same investment adviser, HL Advisors, which will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management, the Acquiring Fund's sub-adviser, after consummation of the Reorganization.

   o The share purchase and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Funds."

   o The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS, AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING FUNDS

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser. The charts and summaries below describe important similarities and differences between the Funds. There can be no assurance that a Fund will achieve its stated investment objective. Each Fund's investment objective may be changed without approval of the shareholders of the Fund.



-----------------------------------------------------------------------------------------------------------------------------------
                                       ACQUIRED FUND                                           ACQUIRING FUND
-----------------------------------------------------------------------------------------------------------------------------------
OBJECTIVE                Seeks long-term capital appreciation.               Seeks long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL               The Fund invests, under normal circumstances,        The Fund normally invests at least 65% of its assets
INVESTMENT              at least 80% of its assets in common stocks.         in stocks issued by non-U.S. companies which trade in
STRATEGIES                                                                   foreign markets that are generally considered to be
                                                                             well established.

                        The Fund focuses on common stocks and other          The Fund may invest in opportunities across the market
                        equity securities of relatively large non-U.S.       capitalization spectrum, but under normal circumstances
                        companies with market capitalizations in the         invests primarily in large and mid capitalization
                        range of the Morgan Stanley Capital                  companies, resulting in a portfolio with market
                        International Europe, Australasia and Far East       capitalization characteristics similar to the MSCI All
                        Index (MSCI EAFE Index) that the fund's              Country World ex US Index (MSCI AC World ex US Index).
                        sub-adviser, Lazard, believes are undervalued        As of December 31, 2006 the range of market
                        based on their earnings, cash flow or asset          capitalizations of companies in the MSCI AC World ex US
                        values.                                              Index was between approximately $106 million and $272
                                                                             billion.

                        Lazard attempts to identify undervalued              Wellington Management conducts fundamental research on
                        securities through traditional measures of           individual companies to identify securities for
                        value, including low price to earnings ratios,       purchase or sale. Fundamental analysis of a company
                        high yield, unrecognized assets, potential for       involves the assessment of such factors as its
                        management change and the potential to improve       business environment, management quality, balance
                        profitability. Lazard's global investment            sheet, income statement, anticipated earnings,
                        specialists apply both quantitative and              revenues and dividends, and other related measures and
                        qualitative analysis to securities selection,        indicators of value. Wellington Management seeks to
                        and focus on individual stock selection rather       invest in companies with underappreciated assets,
                        than on general stock market trends.                 improving return on capital and/or stocks that it
                                                                             believes are mis-priced by the market due to
                                                                             short-term issues. This proprietary research takes
                                                                             into account each company's long-



-----------------------------------------------------------------------------------------------------------------------------------
                                       ACQUIRED FUND                                           ACQUIRING FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             term history as well as Wellington Management's
                                                                             analysts' forward-looking estimates, and allows for a
                                                                             comparison of the intrinsic value of stocks on a
                                                                             global basis focusing on return on invested capital in
                                                                             conjunction with other valuation metrics. Portfolio
                                                                             construction is driven primarily by bottom-up stock
                                                                             selection, with region, country and sector weightings
                                                                             being secondary factors.

                        In choosing stocks for the Fund, Lazard looks        The Fund may invest up to 25% of its total assets in
                        for established companies in economically            securities of issuers in countries with emerging
                        developed countries.                                 economies or emerging market securities.

                        The Fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

                        The percentage of the Fund's assets invested         The Fund diversifies its investments among a number of
                        in particular geographic sectors may shift           different countries throughout the world. There are no
                        from time to time based on Lazard's judgment.        limits on the amount of the Fund's assets that may be
                                                                             invested in each country. The securities in which the
                                                                             Fund invests are denominated in both U.S. dollars and
                                                                             foreign currencies and generally are traded in foreign
                                                                             markets.

                        The Fund may engage in forward currency exchange
                        contracts to hedge its portfolio against unfavorable
                        currency movements and to enhance returns.
-------------------------------------------------- --------------------------------------------------------------------------------

PRINCIPAL               As with most stock funds, the value of your          As with most stock funds, the value of your investment
INVESTMENT RISKS        investment may go down in response to overall        may go down in response to overall stock market
                        stock market movements and trends. You could         movements and trends. You could lose money as a result
                        lose money as a result of your investment.           of your investment.


                        Lazard's investment strategy significantly           Wellington Management's investment strategy will
                        influences the Fund's performance.                   influence performance significantly.
                        Large-capitalization stocks as a group could         Large-capitalization stocks as a group could fall out
                        fall out of favor with the market, causing the       of favor with the market, causing the Fund to
                        Fund to underperform funds that focus on             underperform funds that focus on small- or
                        small- or medium-capitalization stocks. In           medium-capitalization stocks. If the Fund invests in
                        addition, overlooked or otherwise undervalued        countries or regions that experience economic
                        securities entail a significant risk of never        downturns, performance could suffer. Similarly, if
                        attaining their potential value. If the Fund's       certain investments or industries do not perform as
                        stock selection strategy does not perform as         expected, or if Wellington Management's stock
                        expected, the Fund could underperform its            selection strategy does not perform as expected, the
                        peers or lose money.                                 Fund could underperform its peers or lose money.

                                                                             In particular, the Fund's success in achieving its
                                                                             goal is highly dependent on Wellington Management's
                                                                             successful use of fundamental analysis of the
                                                                             prospects of particular companies. Therefore, an
                                                                             investment in the Fund also entails significant
                                                                             financial risk related to such companies.

                        Foreign investments may be more risky than domestic  Foreign investments may be more risky than domestic
                        investments. Investments in securities of foreign    investments. Investments in securities of foreign
                        issuers and non-dollar securities may                issuers and non-dollar securities may be
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                       ACQUIRED FUND                                           ACQUIRING FUND
-----------------------------------------------------------------------------------------------------------------------------------
                        be affected by fluctuations in currency              affected by fluctuations in currency exchange rates,
                        exchange rates, incomplete or inaccurate             incomplete or inaccurate financial information on
                        financial information on companies, social           companies, social upheavals and political actions
                        upheavals and political actions ranging from         ranging from tax code changes to governmental
                        tax code changes to governmental collapse.           collapse. The foregoing risks are even greater with
                        Additionally, if the Fund invests in countries       respect to securities of issuers in countries with
                        or regions that experience economic downturns,       emerging economies or emerging market securities.
                        performance could suffer. The foregoing risks
                        are even greater with respect to securities of
                        issuers in countries with emerging economies
                        or emerging market securities.

                        If the Fund uses foreign currency transactions       The Fund may trade securities actively, which could
                        it will be exposed to additional risks and           increase its transaction costs (thus affecting
                        transaction costs. Successful use of these           performance).
                        derivative instruments, whether for managing
                        portfolio risk or for enhancing returns,
                        depends on the sub-adviser's ability to
                        forecast correctly the direction of market
                        movements. The Fund's performance could be
                        worse than if it had not used these
                        instruments if the sub-adviser's judgment
                        proves incorrect. In addition, in the case of
                        utilizing derivatives to manage portfolio
                        risk, even if the sub-adviser's judgment is
                        correct, there may be an imperfect correlation
                        between the price of the derivative
                        instruments and the financial instrument(s) or
                        asset(s) being hedged.

-----------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL                       Identical to the Acquiring Fund.                        Identical to the Acquired Fund.
INVESTMENT
RESTRICTIONS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT                        HL Investment Advisors, LLC                             HL Investment Advisors, LLC
ADVISER AND
ADVISORY FEES           0.85% of the first $100 million; and 0.80% of        0.775% of the first $250 million; 0.725% of the next
                        assets over $100 million. (For the fiscal year       $250 million; 0.675% of the next $500 million; and
                        ended December 31, 2006, the Fund paid an            0.625% of assets over $1 billion. (For the fiscal year
                        advisor fee equal to 0.85% of the Fund's             ended December 31, 2006, the Fund paid an advisory fee
                        average daily net assets.)(1)                        equal to 0.67% of the Fund's average daily net
                                                                             assets.)(2)
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                       ACQUIRED FUND                                           ACQUIRING FUND
-----------------------------------------------------------------------------------------------------------------------------------
SUB-ADVISER AND                 Lazard Asset Management LLC                            Wellington Management Company, LLP
SUB-ADVISORY FEES                  25 Rockefeller Plaza                                          75 State Street
                                     New York, NY 10112                                          Boston, MA 02109

                        0.45% of the first $100 million; and 0.375% of       0.40% of the first $50 million; 0.30% of the next $100
                        assets over $100 million.(3)                         million; 0.25% of the next $350 million; and 0.20% of
                                                                             assets over $500 million.(3)
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                   Josh R. Reinsburg, Michael A. Bennett &                       Nicolas M. Choumenkovitch
MANAGEMENT                              Michael G. Fry
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Fund pays an investment management fee, calculated daily and paid monthly, to HL Advisors, and an administration fee, calculated daily and paid monthly, pursuant to an Administrative Services Agreement to Hartford Life (these investment management and administration fees are aggregated for the purposes of the presentation above) at the annual rates listed above (as a specified percentage of the Fund's average daily net assets).

(2) The Fund pays compensation to HL Advisors, calculated daily and paid monthly, at the annual rates listed above (as a specified percentage of the Fund's average daily net assets).

(3) As a specified percentage of the Fund's average daily net assets.

         COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Fund. It is expected that combining the Funds in the manner proposed in the Reorganization Plan would allow shareholders of the Acquired Fund to realize lower operating expenses and may permit shareholders of both Funds to realize enhanced economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see "More Information Regarding the Funds" in this Proxy Statement/Prospectus.

OPERATING EXPENSES

The current expenses of each Fund and estimated PRO FORMA expenses after giving effect to the proposed Reorganization are shown in the table below. PRO FORMA fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of December 31, 2006. PRO FORMA numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable life insurance or variable annuity contracts or by a qualified retirement plan. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.

ANNUAL FUND OPERATING EXPENSES - CLASS IA SHARES (as a percentage of each Fund's average daily net assets)


                                                                                     ACQUIRED FUND   ACQUIRING FUND      PRO FORMA
                                                                                   -------------------------------------------------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                                     Not Applicable   Not Applicable   Not Applicable
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)                        Not Applicable   Not Applicable   Not Applicable
   Exchange fees                                                                        None             None             None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                                    0.85%            0.67%            0.67%
   Distribution and service (12b-1) fees                                                  None            None             None
   Other expenses(1)                                                                     0.04%            0.03%            0.03%
   Total annual operating expenses(1)                                                    0.89%            0.70%            0.70%


(1) Estimated amounts restated to reflect current fees as of March 31, 2007.

ANNUAL FUND OPERATING EXPENSES - CLASS IB SHARES (as a percentage of each Fund's average daily net assets)



                                                                                     ACQUIRED FUND   ACQUIRING FUND      PRO FORMA
                                                                                   -------------------------------------------------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                                     Not Applicable   Not Applicable   Not Applicable
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)                        Not Applicable   Not Applicable   Not Applicable
   Exchange fees                                                                        None             None             None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                                    0.85%           0.67%             0.67%
   Distribution and service (12b-1) fees                                                 0.25%           0.25%             0.25%
   Other expenses(1)                                                                     0.04%           0.03%             0.03%
   Total annual operating expenses(1)                                                    1.14%           0.95%             0.95%


(1) Annualized amounts based on expenses as of March 31, 2007.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a PRO FORMA basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     CLASS IA SHARES          1 YEAR       3 YEARS       5 YEARS     10 YEARS
      Acquired Fund             $91         $284          $493        $1,096
      Acquiring Fund            $72         $224          $390         $871
        Pro Forma               $72         $224          $390         $871

     CLASS IB SHARES          1 YEAR       3 YEARS       5 YEARS     10 YEARS
      Acquired Fund            $116         $362          $628        $1,386
      Acquiring Fund            $97         $303          $525        $1,166
        Pro Forma               $97         $303          $525        $1,166


                MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

THE INVESTMENT ADVISER AND SUB-ADVISER

HL Advisors has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund pays an investment advisory fee monthly at the annual rate of 0.775% of the first $250 million of the Acquiring Fund's average daily net assets, 0.725% of the next $250 million average daily net assets, 0.675% of the next $500 million average daily net assets and 0.625% of the average daily net assets over $1 billion. For more information about HL Advisors, see "More Information Regarding the Funds - Investment Advisory Arrangements" below.

HL Advisors has entered into a sub-advisory agreement with Wellington Management to provide investment advisory services to the Acquiring Fund (the "Agreement"). Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of May 31, 2007, Wellington Management had approximately $603 billion in assets under management. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Pursuant to the Agreement, Wellington Management provides an investment program and supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund, subject to the control and supervision of the Board and HL Advisors. For such services, HL Advisors currently pays Wellington Management an investment sub-advisory fee quarterly at the annual rate of 0.40% of the first $50 million of the Acquiring Fund's average daily net assets, 0.30% of the next $100 million average daily net assets, 0.25% of the next $350 million average daily net assets and 0.20% of the average daily net assets over $500 million.

The following individual has responsibility for the day-to-day management of the Acquiring Fund:

NICOLAS M. CHOUMENKOVITCH, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Choumenkovitch has served as portfolio manager of the Acquiring Fund since 2006 and has been involved in portfolio management and securities analysis of the Acquiring Fund since 2000.

The Acquiring Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Acquiring Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Acquiring Fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established.

The Acquiring Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006 the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $106 million and $272 billion.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The Acquiring Fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The Acquiring Fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the Acquiring Fund's assets that may be invested in each country. The securities in which the Acquiring Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

PERFORMANCE OF THE ACQUIRED AND ACQUIRING FUNDS

The bar charts and tables below indicate the risks of investing in the Funds. The bar charts show how each Funds' total returns have varied from year to year, while the tables show how each Funds' performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


ACQUIRED FUND - HARTFORD INTERNATIONAL STOCK HLS FUND - CLASS IA TOTAL RETURNS BY CALENDAR YEAR

 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
11.99%  16.47%  23.99%  -9.79%  -24.17% -9.74%  30.01%  15.31%  11.40%  22.47%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 18.25% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.27% (3RD QUARTER, 2002).

AVERAGE ANNUAL CLASS IA TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                                   1 YEAR     5 YEARS   10 YEARS
Class IA(1)                                                        22.47%     13.04%     7.40%
MSCI EAFE Index (reflects no deduction for fees or expenses)       26.86%     15.43%     8.07%


(1) The fund's shares were re-designated as Class IA shares on April 30, 2002.

INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

ACQUIRED FUND - HARTFORD INTERNATIONAL STOCK HLS FUND - CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
11.71%  16.18%  23.68%  -10.01% -24.36% -9.97%  29.69%  15.02%  11.12%  22.16%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 18.18% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.32% (3RD QUARTER, 2002).

AVERAGE ANNUAL CLASS IB TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                                   1 YEAR    5 YEARS   10 YEARS
Class IB(1)                                                         22.16%    12.76%     7.13%
MSCI EAFE Index (reflects no deduction for fees or expenses)        26.86%    15.43%     8.07%


(1) Class IB shares commenced on May 1, 2007. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares. However, no Class IB shares have been issued as of this date and the Acquired Fund no longer sells Class IB shares.

ACQUIRING FUND - HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND - CLASS IA TOTAL RETURNS BY CALENDAR YEAR

  1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 0.34%   13.16%  39.86% -17.10% -18.73% -17.93%  33.10%  18.08%  14.62%   24.46%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER, 2002).

AVERAGE ANNUAL CLASS IA TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                                                  1 YEAR   5 YEARS    10 YEARS
Class IA                                                                          24.46%    12.97%      7.01%
MSCI AC World ex US Index (reflects no deductions for fees or expenses)           27.16%    16.87%      8.59%

s
INDEX: The Morgan Stanley Capital International All Country World ex US ("MSCI AC World ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


ACQUIRING FUND - HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND - CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
0.09%   12.94%  39.61%  -17.25% -18.88% -18.12% 32.76%  17.79%  14.33%  24.15%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.11% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.76% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006


                                                                             1 YEAR    5 YEARS   10 YEARS
Class IB(1)                                                                  24.15 %   12.69 %     6.77%
MSCI AC World ex US Index (reflects no deductions for fees or expenses)      27.16 %   16.87 %     8.59%



(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Class IA shares of the Acquiring Fund.(2) The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Shareholders of the Acquired Fund will continue to be able to redeem their shares until the Closing. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

TAX CONSIDERATIONS

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

EXPENSES OF THE REORGANIZATION

HL Advisors will bear all of the expenses relating to the Reorganization, except brokerage fees and expenses. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

(2) As described previously, no Class IB shares of the Acquired Fund have been issued as of this date and the Acquired Fund no longer sells Class IB shares.

BOARD CONSIDERATIONS

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on May 8-9, 2007. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Directors"), of Hartford HLS Series Fund II, Inc. determined that the interests of the shareholders of the Acquired Fund would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of the Acquired Fund and its shareholders.

The Board of Hartford HLS Series Fund II, Inc., in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

    o The Reorganization would result in substantially lower management fees paid by the Acquired Fund's shareholders due to differences in the management fee schedules of the Acquired Fund and the Acquiring Fund (as described more fully above in "Benefits of the Reorganization").

    o The Reorganization would benefit shareholders because the Acquiring Fund is available in all Hartford variable products, whereas the Acquired Fund is more limited in its ability to increase in size. The Acquired Fund has incurred net outflows for the past three years with assets steadily decreasing. The Reorganization would address the declining asset levels of the Acquired Fund and provide greater opportunities to realize economies of scale.

    o The Reorganization advances the rationalization of the Companies' product line by addressing performance concerns and redundancies in the product line.

    o   The Acquired and Acquiring Funds have similar investment objectives.

    o The Reorganization will qualify as a tax-free transaction within the meaning of section 368(a)(1) of the Internal Revenue Code. As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION PLAN.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

The Acquired Fund is a series of Hartford HLS Series Fund II, Inc. The Acquiring Fund is a series of Harford Series Fund, Inc. Each Company is a Maryland corporation registered as an open-end management investment company. Each Company is governed by a Board of Directors. Each Board currently consists of ten (10) Directors, seven (7) of whom are Independent Directors.

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends and distributions may be declared by each Fund's Board of Directors from time to time. The current policy for the Funds is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

DISCLOSURE OF FUND HOLDINGS

A detailed description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Companies' Statement of Additional Information ("SAI"). In addition, investors should note that each Fund publishes its holdings on the Companies' website at www.hartfordinvestor.com no earlier than 30 days after the end of each calendar quarter. Each Fund also publishes on the Companies' website no earlier than 15 days after the end of each month each Fund's largest ten holdings. A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available (i) in the Companies' SAI; and (ii) on the Companies' website.

CAPITALIZATION OF THE FUNDS

The following table shows on an unaudited basis the capitalization of each Fund and on a pro forma basis, each as of December 31, 2006, after giving effect to the Reorganization.

       CLASS IA              NET ASSETS     NET ASSET VALUE   SHARES OUTSTANDING
                             (THOUSANDS)       PER SHARE          (THOUSANDS)
    ACQUIRING FUND           $ 1,596,055        $ 15.23             104,794

    ACQUIRED FUND              $ 102,063        $ 18.06               5,652

PRO FORMA - ACQUIRING FUND   $ 1,698,118        $ 15.23             111,495
INCLUDING ACQUIRED FUND(1)

(1) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.


       CLASS IB              NET ASSETS     NET ASSET VALUE   SHARES OUTSTANDING
                             (THOUSANDS)       PER SHARE          (THOUSANDS)
    ACQUIRING FUND             $ 382,371        $ 15.36              24,899

    ACQUIRED FUND(1)                 N/A            N/A                 N/A

PRO FORMA - ACQUIRING FUND     $ 382,371        $ 15.36              24,899
INCLUDING ACQUIRED FUND(2)

(1) Class IB shares of the Acquired Fund commenced on May 1, 2007. However, no Class IB shares of the Acquired Fund have been issued and the Acquired Fund no longer issues Class IB shares.

(2) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

                               GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR, TRANSFER AGENT, AND PRINCIPAL UNDERWRITER

HL Advisors, the Funds' investment adviser, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Life is the Acquired and Acquiring Funds' administrator, Hartford Investor Services Company ("HISC") is the Acquired and Acquiring Funds' transfer and dividend disbursing agent, and Hartford Securities Distribution Company ("HSD") is the Acquired and Acquiring Funds' principal underwriter. HISC has entered into an agreement with Hartford Administrative Services Company ("HASCO"), whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the Funds by qualified retirement plans. Hartford Life, HISC, HSD, and HASCO are located at 200 Hopmeadow

Street, Simsbury, Connecticut 06089. HL Advisors, Hartford Life, HISC, HSD, and HASCO are affiliates of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut corporation.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

SHAREHOLDER REPORTS

Shareholders can find important information about the Funds in the Companies' annual reports dated December 31, 2006 which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds at Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, Connecticut 06102-5085, by calling the Funds at [1-800-862-6668], or by logging on to www.hartfordinvestor.com.

PROXY SOLICITATION

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about August [_], 2007, but proxies may also be solicited from a representative of The Hartford or from our proxy solicitor, [____]. The estimated costs of retaining [____] is approximately [$_______.]. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy or voting instructions are solicited by [____], the [____] representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the main. If the Contract Owner or shareholder is a corporation or other entity, the [____] representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to [____], then the [____] representative will explain the proxy voting process, read the Reorganization Plan listed on the proxy card, and ask for the Contract Owner's or shareholder's instructions regarding on the Reorganization Plan. Although the [____] representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The [____] representative will record the Contract Owner's or shareholder's instructions on the proxy card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram confirming his or her vote and asking the Contract Owner or shareholder to call the [____] representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by HL Advisors.

VOTE REQUIRED

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization Plan.

SHAREHOLDER PROPOSALS

As a general matter, Hartford HLS Series Fund II, Inc. does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of Hartford HLS Series Fund II, Inc., P.O. Box 2999, Hartford, Connecticut 06104-2999.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

BENEFICIAL OWNERS

[As of [MOST RECENT PRACTICABLE DATE], all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund's shares. As of [MOST RECENT PRACTICABLE DATE], to the knowledge of the Companies, no person owned beneficially more than 5% of the outstanding shares of any class of shares of either Fund, except as listed in Appendix C.]

[As of [MOST RECENT PRACTICABLE DATE], none of the Independent Directors (or their immediate family members) had share ownership in securities of the
Companies' investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).]

INFORMATION ABOUT THE FUNDS

Each Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                     By Order of the Board of Directors,

                                     /s/ Edward P. MacDonald
                                     Secretary
                                     Hartford HLS Series Fund II, Inc.

[August [_], 2007]
P.O. Box 2999
Hartford, Connecticut 06104-2999

                      MORE INFORMATION REGARDING THE FUNDS

The following information applies to both the Acquired and Acquiring Funds.

INVESTMENT ADVISORY ARRANGEMENTS

The assets of the Funds are managed by HL Advisors, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds. All such advisers to the Funds are supervised by the Board. You can find additional information about the Companies' Directors and officers in the Statement of Additional Information of the Company, dated May 1, 2007. HL Advisors hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including Lazard and Wellington Management. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the Funds. For these services, HL Advisors is paid an advisory fee. This fee is calculated on the average daily net assets of each Fund, and is paid at the rates previously shown in this Proxy Statement/Prospectus.

HL  Advisors  is  an  indirect  wholly-owned   subsidiary  of  The  Hartford,  a
Connecticut financial services company.

HL Advisors and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled "Other Distribution or Service Arrangements" in this section of this Proxy Statement/Prospectus.

Each Company may rely on an exemptive order from the SEC under which it uses a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by each Company's Board of Directors, as applicable, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders and Contract Owners that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders and Contract Owners will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY PROCEEDINGS

There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in the remaining matters.

Except as described above, to date none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of one or more of the investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the Funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the Funds' adviser and/or sub-adviser could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

SOFT DOLLAR PRACTICES

The  sub-advisers  are  responsible  for  the  day-to-day  portfolio  management activities of the Funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers may obtain "soft dollar" benefits in connection with the execution of transactions for the Funds. Each sub-adviser may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the Funds), although not all of these products and services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

PURCHASE AND REDEMPTION OF SHARES

The Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Union Security or Union Security Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The Funds may also offer their shares to certain qualified retirement plans (the "Plans").

Each Fund offers two classes of shares: Class IA shares and Class IB shares.(1) For each Fund, the two classes of shares represent an investment in the same Fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Funds are sold by HSD in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The
Accounts and the Plans purchase and redeem shares of the Funds at net asset value without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Fund any orders to purchase or redeem shares of the Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Funds have the right to pay the redemption price of shares of the Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more of such classes of investors could be disadvantaged. The Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or both of the Funds or substitute shares of another of the Hartford HLS Funds, a family of mutual funds of which the Funds are a part (the "Hartford HLS Funds"), for the current Fund. This, in turn, could cause a Fund to sell portfolio securities at a disadvantageous price.

(1) As described above, no Class IB shares of the Acquired Fund have been issued as of this date and the Acquired Fund no longer sells Class IB shares.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING
     INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER
                              PROCESSING SERVICES

In addition to Rule 12b-1 fees paid by the Funds on Class IB shares, the transfer agent and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of HSD) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the Hartford HLS Funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the Hartford HLS Funds attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one Hartford HLS Fund over another Hartford HLS Fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, the transfer agent accrued approximately $1,000,000 in total Servicing Compensation to Servicing Intermediaries and accruals of such Servicing Compensation did not exceed $300,000 for any Servicing Intermediary.

As of January 1, 2007, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solution, LLC; ADP Broker-Dealer, Inc.; Ameriprise Financial Services; Benefit Street, Inc.; Bisys Retirement Services, Inc.; CitiStreet, LLC; Federated Retirement Plan Services (Broker Dealer - Edgewood Services, Inc.); Fidelity Investment Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ING Financial Services; JP Morgan Retirement Services; Lincoln Retirement Services Company, LLC; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner, & Smith, Inc.; Mid-Atlantic Capital Corp.; Newport Retirement Services; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Princor Financial Services Corp; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; The 401(k) Company; The Charles Schwab Trust Company; The Retirement Plan Company; US Bank; Wachovia Bank, National Association; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares.(1) Pursuant to the Distribution Plan, each Fund compensates HSD from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by HSD may be used to defray various costs incurred or paid by HSD in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. HSD may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to Class IB shares regardless of the level of expenditures by HSD. HSD has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of a Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a Fund; (d) expenses relating to the development, preparation, printing, and mailing of Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Fund investment objectives and policies and other information about a Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a Fund; (h) expenses of compensating sales personnel in connection with the allocation of

(1) As discussed previously, no Class IB Shares of the Acquired Fund have been issued as of this date and the Acquired Fund no longer sells Class IB Shares.

cash values and premiums of the variable contracts to the Class IB shares of a Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a Fund attributable to such accounts; and (j) financing any other activity that HSD determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the respective Fund's Board of Directors, including at least a majority of directors who are not interested persons of each Fund as defined in the 1940 Act. The Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of each Fund. The Distribution Plan will automatically terminate in the event of its assignment.

HSD and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Funds' shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the Funds. Because the fees paid by the Funds under the Distribution Plan are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each Fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each Fund is determined by dividing the value of that Fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. With respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds and the Funds invest in foreign securities, the value of the portfolio securities of a Fund may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that either Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

FEDERAL INCOME TAXES

For federal income tax purposes, each Fund is treated as a separate taxpayer. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Funds, see "Taxes" in the SAI.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a Fund by a Fund's shareholder can disrupt the management of the Fund, negatively affect the Fund's performance, and increase expenses for all Fund shareholders. In particular, frequent trading can (i) cause a Fund's portfolio manager to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Funds.

The Funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the Funds), individual investors do not participate directly in the Funds through ownership of Fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the Funds. In all cases, exchange activity among the Funds occurs on an omnibus basis, which limits the ability of the Funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the Funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the Funds prevent the Funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the Funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the Funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the Funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Board of Directors of each Fund has adopted  policies  and  procedures  with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds' policy is to discourage investors from trading in a Fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Fund shares to the extent practicable. In addition, it is the Funds' policy to require the Funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that Fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates policies and procedures with respect to frequent purchase and redemption of Fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary. The Funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life's procedures applicable to you, please review the prospectus and other documentation associated with your product, policy or plan.

In addition to the products described above, certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts. Because Hartford Life does not serve as a third-party administrator with respect to these omnibus accounts and receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter excessive traders and other abusive traders. Most omnibus accounts that participate directly in the Hartford HLS Funds offer no more than one of the Hartford HLS Funds to their plan participants. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the Hartford HLS Funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the Hartford HLS Funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Hartford HLS Fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors. During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the Hartford HLS Funds will be better able to apply their frequent trading policies to omnibus accounts.

The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds' shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders' interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in Hartford HLS Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Funds' defenses against harmful excessive trading in Fund shares. For additional information concerning the Funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by each Company's Board without shareholder approval. To the extent authorized by law, the Companies and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

                   FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

The Financial Highlights table for each class of the Acquiring Fund is intended to help you understand the Acquiring Fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund for the period shown, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2002 through December 31, 2006 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements, is included in the 2006 Annual Report, which is available to you upon request.


                                                                                CLASS IA-- PERIODS ENDED
                                                                12/31/06          12/31/05    12/31/04    12/31/03      12/31/02
                                                                --------          --------    --------    --------      --------
PER SHARE OPERATING PERFORMANCE (1)
Net asset value, beginning of period                         $     13.59     $     11.86    $     10.11  $    7.66       $9.53 (5)
Net investment income (loss)                                        0.22            0.14           0.10       0.09        0.17
Payments from affiliates                                               -               -              -          -           - (5)
Net realized and unrealized gain (loss) on
  Investments                                                       3.05            1.59           1.73       2.44       (1.94)(5)
Total from investment operations                                    3.27            1.73           1.83       2.53       (1.77)(5)
                                                             -----------     -----------    -----------  ---------  ----------
Less distributions:
  Dividends from net investment income                             (0.40)              -          (0.08)     (0.08)      (0.10)(5)
  Distributions from net realized gain on
    Investments                                                    (1.23)              -              -          -           - (5)
  Distributions from capital                                           -               -              -          -           - (5)
                                                             -----------     -----------    -----------  ---------  ----------
Total distributions                                                (1.63)              -          (0.08)     (0.08)      (0.10)(5)
Net increase (decrease) in net asset value                          1.64            1.73           1.75       2.45       (1.87)(5)
                                                             -----------     -----------    -----------  ---------  ----------
Net asset value, end of period                               $     15.23     $     13.59    $     11.86  $   10.11       $7.66 (5)
                                                             ===========     ===========    ===========  =========  ==========
TOTAL RETURN                                                       24.46%(4)       14.62%         18.08%     33.10%     (17.93)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $ 1,596,055     $ 1,251,426    $ 1,054,884  $ 823,760   $ 646,903
Ratio of expenses to average net assets before waivers (2)          0.75%           0.78%          0.80%      0.83%       0.81%
Ratio of expenses to average net assets after waivers (2)           0.75%           0.78%          0.80%      0.83%       0.81%
Ratio of net investment income (loss) to average
  net assets                                                        1.47%           1.22%          1.13%      1.08%       1.23%
Fund turnover rate (3)                                               119%            120%           142%       144%        161%


(1) Information presented relates to a share outstanding throughout the indicated period.

(2) Ratios of expenses to average net assets do not reflect reductions for fees paid indirectly. Had the fees paid indirectly been included the ratio of expenses to average net assets for the years ended, December 31, 2006, 2005 and 2004, would have been 0.73%, 0.74% and 0.74%, respectively.

(3) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Total return includes the impact of the Payments from Affiliate. Had the Payments from Affiliates been excluded the total return would have been 24.44%.

(5) Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.


                                                                                   CLASS IB-- PERIODS ENDED
                                                                12/31/06          12/31/05    12/31/04    12/31/03      12/31/02
                                                                --------          --------    --------    --------      --------
PER SHARE OPERATING PERFORMANCE (1)
Net asset value, beginning of period                         $   13.52     $   11.83    $    10.09       $   7.66       $9.51 (5)
Net investment income (loss)                                      0.18          0.13          0.08           0.07        0.14 (5)
Payments from affiliates                                             -             -             -              -           - (5)
Net realized and unrealized gain (loss) on
  Investments                                                     3.07          1.56          1.72           2.43       (1.91)(5)
Total from investment operations                                  3.25          1.69          1.80           2.50       (1.77)(5)
                                                             ---------     ---------    ----------       --------     -------
Less distributions:
  Dividends from net investment income                           (0.18)            -         (0.06)         (0.07)      (0.08)(5)
  Distributions from net realized gain on
    Investments                                                  (1.23)            -             -              -           -
  Distributions from capital                                         -             -             -              -           -
Total distributions                                              (1.41)            -         (0.06)         (0.07)      (0.08)(5)
                                                             ---------     ---------    ----------       --------     -------
Net increase (decrease) in net asset value                        1.84          1.69          1.74           2.43       (1.85)(5)
                                                             ---------     ---------    ----------       --------     -------
Net asset value, end of period                               $   15.36     $   13.52    $    11.83       $  10.09       $7.66 (5)
                                                             ---------     ---------    ----------       --------     -------
TOTAL RETURN                                                     24.15%(4)     14.33%        17.79%         32.76%     (18.12)%
                                                             =========     =========    ==========       ========     =======
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $ 382,371     $ 319,626    $  247,752       $ 76,246    $ 26,641
Ratio of expenses to average net assets before waivers (2)        1.00%         1.03%         1.05%          1.08%       1.06%
Ratio of expenses to average net assets after waivers (2)         1.00%         1.03%         1.05%          1.08%       1.04%
Ratio of net investment income (loss) to average
  net assets                                                      1.24%         0.97%         0.88%          0.83%       1.00%
Fund turnover rate (3)                                             119%          120%          142%           144%        161%


(1) Information presented relates to a share outstanding throughout the indicated period.

(2) Ratios of expenses to average net assets do not reflect reductions for fees paid indirectly. Had the fees paid indirectly been included the ratio of expenses to average net assets for the years ended, December 31, 2006, 2005 and 2004, would have been 0.98%, 0.99% and 0.99%, respectively.

(3) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Total return includes the impact of the Payments from Affiliate. Had the Payments from Affiliates been excluded the total return would have been 24.13%.

(5) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.

                               INDEX OF APPENDICES


Appendix A:  Form of Plan of Reorganization

Appendix B:  Explanation of Strategies and Risks

Appendix C:  Beneficial Owners

            APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this _____ day of _______, 2007, by and between Hartford Series Fund, Inc., a Maryland corporation ("Hartford Series Fund"), with its principal place of business at ________________, on behalf of The Hartford International Opportunities HLS Fund ("Acquiring Fund"), a separate series of Hartford Series Fund, and Hartford HLS Series Fund II, Inc., a Maryland corporation ("Hartford HLS Series Fund II," together with Hartford Series Fund, the "Companies"), with its principal place of business at _______________, on behalf of The Hartford International Stock HLS Fund ("Acquired Fund"), a separate series of Hartford HLS Series Fund II.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund ("Acquiring Fund Shares") corresponding to the class of outstanding shares of common stock of the Acquired Fund ("Acquired Fund Shares"), as described herein,
(2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund series of Hartford HLS Series Fund II and Hartford Series Fund, respectively, each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of Hartford Series Fund have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford HLS Series Fund II have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

          1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and
(ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein ("Closing Date").

          1.2. The property and assets of Hartford HLS Series Fund II attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

          1.3. The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

          1.4. Immediately following the actions contemplated by paragraph 1.1 herein, Hartford HLS Series Fund II shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Hartford HLS Series Fund II, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein ("Acquired Fund Shareholders"), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

          1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3 herein.

          1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

          2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford HLS Series Fund II's Board of Directors.

          2.2. The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Hartford Series Fund's Board of Directors.

          2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

          2.4. All computations of value shall be made by [Hartford Life Insurance Company], in its capacity as [Fund Accountant] for the Company, and shall be subject to confirmation by the Company's [Treasurer].

3. CLOSING AND CLOSING DATE

          3.1. The Closing Date shall be [ ], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company.

          3.2. Hartford HLS Series Fund II shall direct [State Street Bank and Trust Company], as custodian for the Acquired Fund ("Custodian"), to deliver to the Companies at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's
Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

          3.3. The Companies shall direct Hartford Investor Services Company, LLC, in its capacity as transfer agent for the Companies ("Transfer Agent"), to deliver to the Companies at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Secretary of the Companies shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing the Companies shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

          3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford Series Fund or Hartford HLS Series Fund II, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

          4.1. Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford HLS Series Fund II, Hartford HLS Series Fund II, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

                  (a) The Acquired Fund is duly organized as a series of Hartford HLS Series Fund II, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford HLS Series Fund II's Articles of Incorporation, as amended from time to time ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

                  (b) Hartford HLS Series Fund II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class IA Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Valuation Date, Hartford HLS Series Fund II, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford Series Fund, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

                  (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Hartford HLS Series Fund II's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford HLS Series Fund II, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford HLS Series Fund II, on behalf of the Acquired Fund, is a party or by which it is bound;

                  (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

                  (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford HLS Series Fund II's knowledge, threatened against Hartford HLS Series Fund II, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Hartford HLS Series Fund II, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2006 have been audited by Ernst & Young LLP, public accounting firm, who issued an unqualified opinion thereon;

                  (j) Since December 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford HLS Series Fund II, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

                  (m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford HLS Series Fund II and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

                  (n) The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford HLS Series Fund II, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of Hartford HLS Series Fund II, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

                  (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

          4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Series Fund, Hartford Series Fund, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Fund is duly organized as a series of Hartford Series Fund, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under Hartford Series Fund's Articles of Incorporation, as amended from time to time ("Charter") to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Hartford Series Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class IA Acquiring Fund Shares under the 1933 Act, is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Series Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Series Fund, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Series Fund, on behalf of the Acquiring Fund, is a party or by which it is bound;

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Hartford Series Fund, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. Hartford Series Fund, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

                  (g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2006 have been audited by Ernst & Young LLP, public accounting firm, who issued an unqualified opinion thereon;

                  (h) Since December 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund's investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

                  (i) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of Hartford Series Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

                  (k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Series Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (l) The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Series Fund, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Hartford Series Fund, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The Class IA Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

                  (n) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                  (o) The Proxy Statement to be included in the Registration Statement REFERRED TO IN PARAGRAPH 5.5 HEREIN (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration
Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.


5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

          5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

          5.2. Hartford HLS Series Fund II will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.


          5.3. The Acquired Fund covenants that the Class IA Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

          5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.5. Hartford HLS Series Fund II, on behalf of the Acquired Fund, will prepare and file a Proxy Statement (referred to in paragraph 4.1(o) herein) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

          5.6. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

          5.7. Hartford HLS Series Fund II, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford HLS Series Fund II, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and
(b) the title and possession of Hartford Series Fund, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

          5.8. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

          The obligations of Hartford HLS Series Fund II, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford HLS Series Fund II's election, to the performance by Hartford Series Fund, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1. All representations and warranties of Hartford Series Fund, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          6.2. Hartford Series Fund, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Hartford Series Fund's President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of Hartford Series Fund, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

          6.3. Hartford Series Fund, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Series Fund, on behalf of the Acquiring Fund, on or before the Closing Date; and

          6.4. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of Hartford Series Fund, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Hartford Series Fund's election, to the performance by Hartford HLS Series Fund II, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1. All representations and warranties of Hartford HLS Series Fund II, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          7.2. Hartford HLS Series Fund II shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Hartford HLS Series Fund II;

          7.3. Hartford HLS Series Fund II, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford HLS Series Fund II, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

          7.4. Hartford HLS Series Fund II, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford HLS Series Fund II, on behalf of the Acquired Fund, on or before the Closing Date;

          7.5. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

          7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

          If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford HLS Series Fund II, on behalf of the Acquired Fund, Hartford Series Fund may, at its option, refuse to consummate the transactions contemplated by this agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Series Fund, on behalf of the Acquiring Fund, Hartford HLS Series Fund II may, at its option, refuse to consummate the transactions contemplated by this Agreement:

          8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Hartford HLS Series Fund II's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Companies may not waive the conditions set forth in this paragraph 8.1;

          8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Companies' knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Companies to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

          8.5. The Companies shall have received the opinion of counsel to the Companies addressed to the Companies substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Companies of representations it shall request of the Companies. Notwithstanding anything herein to the contrary, the Companies may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9. INDEMNIFICATION

          9.1. Hartford Series Fund, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

          9.2. Hartford HLS Series Fund II, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10. BROKERAGE FEES AND EXPENSES

          10.1. Hartford Series Fund, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          10.2. [The expenses relating to the proposed Reorganization will be borne solely by HL Investment Advisors, LLC. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.]

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          11.1. The Companies have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

          11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

          This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford Series Fund's or Hartford HLS Series Fund II's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13. AMENDMENTS

          This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Companies; provided, however, that following the meeting of the shareholders of the Acquired Fund called by Hartford HLS Series Fund II pursuant to paragraph
5.2 herein, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

          14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

          14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                           HARTFORD SERIES FUND, INC., ON BEHALF OF ITS HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND


                           By: _______________________________


                           Title:______________________________



                           HARTFORD HLS SERIES FUND II, INC., ON BEHALF OF ITS HARTFORD INTERNATIONAL STOCK HLS FUND


                           By: _______________________________


                           Title:______________________________



                           WITH RESPECT TO PARAGRAPH 10.2 OF THIS AGREEMENT, ACCEPTED AND ACKNOWLEDGED BY:

                           HL INVESTMENT ADVISORS, LLC


                            By: _______________________________


                            Title:______________________________

                 APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS

INVESTMENT RISKS GENERALLY

Many factors affect each Fund's performance. There is no assurance that a Fund will achieve its investment goal (investment objective), and investors should not consider any one Fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). Each Fund may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each Fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a Fund is in a defensive position, the Fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each Fund's primary strategy, permit a Fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a Fund's portfolio investments. Hedging techniques may not always be available to the Funds, and it may not always be feasible for a Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a Fund or increase volatility in a Fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

Each Fund may invest in securities of foreign issuers and non-dollar securities as part of its principal investment strategy. Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Each Fund may invest in emerging markets as part of its principal investment strategy. The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The Funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Each Fund may invest in securities of small capitalization companies, but not as a principal investment strategy. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each Fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A Fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the Fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

o "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

o "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

o "iSHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indices.

o "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Generally, a Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one such investment company.

                          APPENDIX C: BENEFICIAL OWNERS


The name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of either party to the Reorganization as of [MOST RECENT PRACTICABLE DATE] are set forth below:
                                                                [TO BE PROVIDED]

                      Hartford International Stock HLS Fund

Beneficial or Record Owner of Securities and Address         Shares Owned       % Owned
----------------------------------------------------         ------------       -------



                  Hartford International Opportunities HLS Fund

Beneficial or Record Owner of Securities and Address         Shares Owned       % Owned
----------------------------------------------------         ------------       -------

  APPENDIX D: MANAGER DISCUSSION OF PERFORMANCE FROM MOST RECENT ANNUAL REPORT


Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
GROWTH OF A $10,000 INVESTMENT(1)

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND INCEPTION 7/2/1990
(subadvised by Wellington Management Company, LLP)
PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
GROWTH OF A $10,000 INVESTMENT(1)

               INTERNATIONAL OPP. IA   MSCI AC WORLD FREE EX US INDEX
               ---------------------   ------------------------------
12/31/1996                    10,000                           10,000
1/31/1997                      9,899                            9,816
2/28/1997                      9,942                            9,996
3/31/1997                      9,951                            9,975
4/30/1997                      9,889                           10,059
5/30/1997                     10,538                           10,681
6/30/1997                     11,027                           11,270
7/31/1997                     11,353                           11,498
8/31/1997                     10,519                           10,594
9/30/1997                     11,092                           11,167
10/31/1997                    10,253                           10,216
11/28/1997                    10,091                           10,088
12/31/1997                    10,034                           10,204
1/31/1998                     10,151                           10,510
2/27/1998                     10,837                           11,211
3/31/1998                     11,353                           11,598
4/30/1998                     11,615                           11,681
5/31/1998                     11,693                           11,469
6/30/1998                     11,713                           11,426
7/31/1998                     11,836                           11,535
8/31/1998                     10,112                            9,908
9/30/1998                      9,724                            9,699
10/31/1998                    10,436                           10,715
11/30/1998                    11,042                           11,291
12/31/1998                    11,355                           11,680
1/31/1999                     11,682                           11,667
2/28/1999                     11,401                           11,406
3/31/1999                     12,052                           11,957
4/30/1999                     12,512                           12,555
5/31/1999                     11,994                           11,965
6/30/1999                     12,581                           12,515
7/31/1999                     12,903                           12,808
8/31/1999                     12,922                           12,853
9/30/1999                     12,999                           12,940
10/31/1999                    13,434                           13,421
11/30/1999                    14,204                           13,958
12/31/1999                    15,880                           15,289
1/31/2000                     14,988                           14,460
2/29/2000                     16,076                           14,850
3/31/2000                     15,930                           15,409
4/30/2000                     15,051                           14,549
5/31/2000                     14,420                           14,177
6/30/2000                     14,982                           14,780
7/31/2000                     14,520                           14,197
8/31/2000                     14,717                           14,373
9/30/2000                     13,954                           13,575
10/31/2000                    13,285                           13,144
11/30/2000                    12,686                           12,554
12/31/2000                    13,164                           12,983
1/31/2001                     13,243                           13,178
2/28/2001                     12,182                           12,134
3/31/2001                     11,316                           11,277
4/30/2001                     12,163                           12,044
5/31/2001                     11,692                           11,711
6/30/2001                     11,320                           11,262
7/31/2001                     11,072                           11,011
8/31/2001                     10,765                           10,738
9/30/2001                      9,629                            9,599
10/31/2001                     9,885                            9,868
11/30/2001                    10,473                           10,319
12/31/2001                    10,698                           10,452
1/31/2002                     10,219                           10,004
2/28/2002                     10,250                           10,076
3/31/2002                     10,821                           10,665
4/30/2002                     10,771                           10,693
5/31/2002                     10,902                           10,809
6/30/2002                     10,424                           10,342
7/31/2002                      9,365                            9,334
8/31/2002                      9,257                            9,335
9/30/2002                      8,161                            8,345
10/31/2002                     8,767                            8,793
11/30/2002                     9,179                            9,215
12/31/2002                     8,780                            8,918
1/31/2003                      8,394                            8,605
2/28/2003                      8,152                            8,430
3/31/2003                      7,986                            8,267
4/30/2003                      8,719                            9,063
5/31/2003                      9,221                            9,641
6/30/2003                      9,371                            9,908
7/31/2003                      9,644                           10,171
8/31/2003                      9,999                           10,474
9/30/2003                     10,083                           10,768
10/31/2003                    10,686                           11,466
11/30/2003                    10,906                           11,716
12/31/2003                    11,686                           12,610
1/31/2004                     11,833                           12,813
2/29/2004                     12,111                           13,138
3/31/2004                     12,195                           13,219
4/30/2004                     11,864                           12,808
5/31/2004                     11,948                           12,837
6/30/2004                     12,248                           13,127
7/31/2004                     11,692                           12,745
8/31/2004                     11,711                           12,847
9/30/2004                     12,064                           13,260
10/31/2004                    12,515                           13,721
11/30/2004                    13,284                           14,673
12/31/2004                    13,799                           15,303
1/31/2005                     13,558                           15,040
2/28/2005                     13,955                           15,782
3/31/2005                     13,630                           15,354
4/30/2005                     13,388                           14,975
5/31/2005                     13,458                           15,069
6/30/2005                     13,725                           15,352
7/31/2005                     14,402                           15,919
8/31/2005                     14,792                           16,326
9/30/2005                     15,321                           17,168
10/31/2005                    14,715                           16,543
11/30/2005                    15,030                           17,100
12/31/2005                    15,816                           17,922
1/31/2006                     16,936                           19,172
2/28/2006                     16,627                           19,117
3/31/2006                     17,190                           19,672
4/30/2006                     18,156                           20,686
5/31/2006                     17,357                           19,732
6/30/2006                     17,285                           19,713
7/31/2006                     17,346                           19,914
8/31/2006                     17,794                           20,479
9/30/2006                     17,621                           20,492
10/31/2006                    18,298                           21,327
11/30/2006                    19,002                           22,101
12/31/2006                    19,684                           22,790

MSCI AC WORLD EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (AS OF 12/31/06)

                                      1 YEAR     5YEAR    10YEAR

International Opportunities IA        24.46%     12.97%    7.01%
International Opportunities IB(3)     24.15%     12.69%    6.77%
MSCI AC World ex US Index             27.16%     16.87%    8.59%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NICOLAS M. CHOUMENKOVITCH

Vice President
--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford International Opportunities HLS Fund returned 24.46% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the MSCI All Country World ex US Index, which returned 27.16% for the same period. However, the Fund outperformed the 24.35% return of the average fund in the Lipper VA International Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equity markets advanced in 2006 as corporate earnings growth remained strong. Every sector in the benchmark rose in US dollar terms, led by Utilities, Materials, and Telecommunication Services. Even the laggards in this market posted attractive absolute (i.e. total return) returns. Technology stocks, Health Care stocks and Energy stocks gained between twelve and twenty percent.

The Fund's underperformance versus its benchmark reflected the cross currents of positive overall stock selection offset by negative sector allocation results. In particular, performance suffered as a result of the Fund's underweights (i.e. the Fund's sector position was less than the benchmark position) in the high-performing

Utilities and Telecommunication sectors and an overweight in lagging Health Care stocks.

Stock selection was strongest in the Materials, Financial, Technology and Health Care sectors. New to the Fund in 2006, Xstrata (Materials) was the top contributing stock to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance during the year. The value of coal assets amid rising energy prices was finally recognized in the market, boosting the company's stock price. Other top contributors in the Materials sector included CVRD and Inco, mining companies that announced plans to merge during the year. In the Financials sector, shares in Hong Kong Exchanges had strong performance during the beginning of the year driven by higher trading fees. Although market volumes are down, the company remains a proxy for growth in China. Other positive contributors to relative and absolute returns included Electricite de France, a French Utility, and Banco Bilbao Vizcaya, a Spanish commercial bank.

Key detractors from relative and absolute performance included Seven & I (Consumer Staples), Matsui Securities (Financials), and Rakuten (Consumer Discretionary). Seven & I, operator of Denny's and Seven Eleven stores in Japan, and consumer financial company Matsui Securities suffered a downdraft along with other

Japanese consumer related stocks on concerns that the economy is not recovering as quickly as hoped. Rakuten's stock price fell as a temporary rise in the costs necessary to grow a healthy sales base of this Japanese internet retailer disappointed investors. The company also had adverse press which hit the stock hard. We remain confident in Rakuten's leading market position and added to our holdings on weakness.

WHAT IS THE OUTLOOK?

Effective December 15, 2006, Nicolas Choumenkovitch took over as lead Portfolio Manager of the Fund. He has been part of the portfolio management team on the Fund since 2000.

Our emphasis is on bottom-up stock selection. We recently reduced our exposures to Consumer Staples (Nestle, Carrefour and Seven & I) and Health Care (Daiichi Sankyo and Terumo) and increased exposure to Materials (Freeport-McMoran, Impala Platinum) and Consumer Discretionary. We increased our airline exposure and reduced our weight in Financials by selling banking stocks. At the end of the year, our largest overweight sectors were Consumer Staples and Materials and our largest underweight sectors were Financials and Utilities.

Based on our bottom-up stock selection, we ended the year with overweight positions in continental Europe and Latin America, offset by underweight positions in the United Kingdom and Asia Pacific ex-Japan.

DIVERSIFICATION BY INDUSTRY
 AS OF DECEMBER 31, 2006

                                             PERCENTAGE OF
INDUSTRY                                      NET ASSETS
-----------------------------------------------------------
Basic Materials                                  16.6%
Consumer Cyclical                                11.2
Consumer Staples                                  6.9
Energy                                            7.6
Finance                                          21.3
Health Care                                       8.7
Services                                          1.3
Technology                                       15.8
Transportation                                    7.1
Utilities                                         2.0
Short-Term Investments                           10.0
Other Assets & Liabilities                       (8.5)
TOTAL                                           100.0%

DIVERSIFICATION BY COUNTRY

AS OF DECEMBER 31, 2006

                                             PERCENTAGE OF
COUNTRY                                       NET ASSETS
-----------------------------------------------------------
Belgium                                           0.9%
Brazil                                            4.0
Canada                                            6.5
Egypt                                             1.5
France                                           11.1
Germany                                           7.3
Hong Kong                                         3.1
India                                             1.6
Ireland                                           1.9
Italy                                             5.4
Japan                                            17.2
Korea (Republic of)                               0.8
Luxembourg                                        0.2
Mexico                                            2.0
Netherlands                                       4.1
Norway                                            1.0
Panama                                            0.7
Russia                                            3.3
Singapore                                         0.9
South Africa                                      1.2
Spain                                             0.9
Sweden                                            2.0
Switzerland                                       5.1
Taiwan                                            1.5
United Kingdom                                   12.0
United States                                     2.3
Short-Term Investments                           10.0
Other Assets & Liabilities                       (8.5)
TOTAL                                           100.0%

                                     PART B

                           Hartford Series Fund, Inc.
                        Hartford HLS Series Fund II, Inc.
                                  P.O. Box 2999
                        Hartford, Connecticut 06104-2999
--------------------------------------------------------------------------------

                       Statement of Additional Information

                                 August 1, 2007


--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of:               By and in Exchange for Shares of:

Hartford International Stock HLS Fund                       Hartford International Opportunities HLS Fund


This Statement of Additional Information is available to the shareholders of Hartford International Stock HLS Fund in connection with a proposed transaction whereby all of the assets and liabilities of Hartford International Stock HLS Fund will be transferred to Hartford International Opportunities HLS Fund in exchange for shares of Hartford International Opportunities HLS Fund.

This Statement of Additional Information of Hartford International Opportunities HLS Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the "Companies") dated May 1, 2007; and

2. The Financial Statements and Financial Highlights of Hartford International Stock HLS Fund and Hartford International Opportunities HLS Fund as included in the Companies' Annual Reports filed for the year ended December 31, 2006. Because Class IB shares of Hartford International Stock HLS Fund did not commence until May 1, 2007, no Financial Statements are available for this class of Hartford International Stock HLS Fund.


This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated August 1, 2007 relating to the transaction may be obtained, without charge, by writing to Hartford HLS Series Fund II, Inc., P.O. Box 2999, Hartford, Connecticut 06104-2999 or calling [1-800-862-6668]. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.


                                    Part B-1

                                     PART C

                                OTHER INFORMATION

Item 15.    INDEMNIFICATION

        The relevant portion of Article V of the Articles of Incorporation provides:

                 (f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                 (g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16    EXHIBITS

           (1)(i) Articles of Incorporation (incorporated by reference to Initial Registration Statement filed on February 2,
                         1998)

              (ii) Articles Supplementary, dated August 20, 2002 (incorporated by reference to Post-Effective Amendment #16 filed on August 29, 2002)

              (iii) Articles Supplementary, dated September 9, 2002 (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

              (iv) Articles Supplementary, dated January 7, 2003 (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

              (v) Articles Supplementary, dated June 10, 2003 (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

              (vi) Articles of Amendment, dated October 1, 2003 (incorporated by reference to Post-Effective Amendment #28 filed on October 24, 2003)

              (vii) Articles Supplementary, dated August 19, 2004 (incorporated by reference to Post-Effective Amendment #39 filed on February 17, 2005)

              (viii) Articles Supplementary dated November 8, 2006 (incorporated by reference to Post-Effective Amendment #43 filed on November 17, 2006)

           (2) By-Laws (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

           (3)           Not Applicable

           (4)           Plan of Reorganization (filed herewith)

           (5)           See Exhibits (1) and (2)

           (6)(i) Amended and Restated Investment Management Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund)

              (ii) First Amendment to Amended and Restated Investment Management Agreement (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund) (incorporated by reference to Post Effective Amendment #42 filed on April 26, 2006)

              (iii) Second Amendment to Amended and Restated Investment Management Agreement (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund) (incorporated by reference to Post Effective Amendment #54 filed on April 30, 2007)

              (iv) Amended and Restated Investment Advisory Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund)

              (v) First Amendment to Amended and Restated Investment Advisory Agreement (Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund) (to be filed by amendment)

              (vi) Amended and Restated Investment Management Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund)

              (vii) First Amendment to Amended and Restated Investment Management Agreement (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS
                         Fund) (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

              (viii) Second Amendment to Amended and Restated Investment Management Agreement (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS
                         Fund) (incorporated by reference to Post-Effective Amendment #54 filed on April 30, 2007)

              (ix) Amended and Restated Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund)

              (x) Amended and Restated Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund)

              (xi) First Amendment to Amended and Restated Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on February 12,
                         2004)

              (xii) Second Amendment to Amended and Restated Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on February 12,
                         2004)

              (xiii) First Amendment to Amended and Restated Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated August 28, 2002 (re: Hartford Capital Appreciation HLS Fund and Hartford Small Company HLS Fund) (incorporated by reference to Post Effective Amendment # 47 filed on February 14, 2007).

              (xiv) Amended and Restated Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford High Yield HLS Fund)

              (xv) Amendment Number 1 to Investment Services Agreement with Hartford Investment Management Company (Small Company HLS Fund) (incorporated by reference to Post-Effective Amendment #43 filed on November 17,
                         2006)

              (xvi) Amendment Number 2 to Investment Services Agreement with Hartford Investment Management Company (to be filed by amendment)

              (xvii) Amended and Restated Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund)

           (7)(i) Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

              (ii) First Amendment to Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12,
                         2004)

              (iii) Second Amendment to Amended and Restated Principal Underwriting Agreement (to be filed by amendment)

           (8)           Not Applicable

           (9)(i) Master Custodian Contract (incorporated by reference to Post Effective Amendment #54 filed on April 30, 2007).

          (10)(i) Amended and Restated Rule 12b-1 Distribution Plan (to be filed by amendment)

              (ii) Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 (to be filed by amendment)

           (11)          Opinion and Consent of Counsel (filed herewith)

           (12) Form of Opinion and Consent of Dechert LLP (filed herewith)

           (13)(i) Amended and Restated Share Purchase Agreement - Hartford Life Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

               (ii) Amended and Restated Share Purchase Agreement - Hartford Life and Annuity Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

               (iii) Share Purchase Agreement - First Fortis Life Insurance Company (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

               (iv) Share Purchase Agreement - Fortis Benefits Insurance Company (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

               (v) Amended and Restated Administrative Services Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

               (vi) First Amendment to Amended and Restated Administrative Services Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12,
                         2004)

               (vii) Second Amendment to Amended and Restated Administrative Services Agreement (to be filed by amendment)

               (viii) Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

               (ix) First Amendment to Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

               (x) Second Amendment to Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (to be filed by amendment) h.(xi) Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

               (xii) Amendment Number 1 to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

               (xiii) Second Amendment to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

               (xiv) Third Amendment to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

           (14) Consent of Independent Registered Public Accounting Firm (filed herewith)

           (15)          Not Applicable

           (16)(i) Power of Attorney dated February 7, 2007 (incorporated by reference to Post-Effective Amendment #47 filed on February 14, 2007)

           (17)(i)       Form of proxy Card (filed herewith)

               (ii)      Form of Voting Instruction Card (filed herewith)

Item 17.    UNDERTAKINGS

   1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 2nd day of July, 2007.

                                            HARTFORD HLS SERIES FUND II, INC.

                                            By: /s/ David M. Znamierowski
                                                -------------------------
                                            David M. Znamierowski
                                            Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                      TITLE                               DATE
---------                                      -----                               ----
/S/ DAVID M. ZNAMIEROWSKI                      President,                          July 2, 2007
------------------------------------           Chief Executive Officer &
David M. Znamierowski                          Director


/S/ TAMARA L. FAGELY                           Controller & Treasurer              July 2, 2007
------------------------------------           (Chief Accounting Officer &
Tamara L. Fagely                               Chief Financial Officer)


                *                              Director                            July 2, 2007
------------------------------------
Lynn S. Birdsong


                *                              Chairman of the Board               July 2, 2007
------------------------------------           and Director
Robert M. Gavin, Jr.


                *                              Director                            July 2, 2007
------------------------------------
Duane E. Hill


                *                              Director                            July 2, 2007
------------------------------------
Sandra S. Jaffee

                *                              Director                            July 2, 2007
------------------------------------
William P. Johnston


                *                              Director                            July 2, 2007
------------------------------------
Lemma W. Senbet


                *                              Director                            July 2, 2007
------------------------------------
Thomas M. Marra


                *                              Director                            July 2, 2007
------------------------------------
Phillip O. Peterson


                *                              Director                            July 2, 2007
------------------------------------
Lowndes A. Smith


/S/ EDWARD P. MACDONALD                                                            July 2, 2007
--------------------------
* By Edward P. Macdonald
     Attorney-in-fact

* Pursuant to Power of Attorney dated February 7, 2007

                                  EXHIBIT INDEX


(4)       Plan of Reorganization

(11)      Opinion and Consent of Counsel

(12)      Form of Opinion and Consent of Dechert LLP

(14)      Consent of Independent Registered Public Accounting Firm

(17)(i)   Form of proxy card

(17)(ii)  Form of voting instruction card